LONGLEAF PARTNERS FUNDS TRUST
SUPPLEMENT DATED JULY 10, 2006
TO PROSPECTUS DATED MAY 1, 2006

Effective July 10, 2006, Longleaf Partners International Fund will open to new investors. The Fund is reopening because your management partners at Southeastern believe that qualifying investments are available and cash inflows would again benefit shareholders.
Information in the Shareholder Manual portion of the Prospectus regarding how to open a new account now applies to the International Fund, and any references to the International Fund as a closed fund (front cover of Prospectus, pages 10, 25 and 30 of the Prospectus, and page 1 of the Statement of Additional Information) are hereby amended to reflect that the International Fund is open. Longleaf Partners Fund and Longleaf Partners Small-Cap Fund remain closed to new investors.

LONGLEAF PARTNERS FUNDS®
Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469

LLP-071006